                                AMERICAN CENTURION LIFE ASSURANCE COMPANY

                                            POWER OF ATTORNEY

Gumer C. Alvero            Timothy V. Bechtold       Maureen A. Buckley         Rodney P. Burwell
Robert R. Grew             Carol A. Holton           Jean B. Keffeler           Eric L. Marhoun
Thomas R. McBurney         Jeryl A. Millner          Thomas V. Nicolosi         Stephen P. Norman
Richard M. Starr           Michael R. Woodward

Do hereby jointly and severally authorize Eric L. Marhoun, Mary Ellyn Minenko, James M. Odland, Teresa J.Rasmussen, H. Bernt von Ohlen and Susan Wold to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of the American Centurion Life Assurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth..

Dated the 17th day of April, 2003.

/s/ Gumer C. Alvero                     /s/ Timothy V. Bechtold
-----------------------                 ------------------------
    Gumer C. Alvero                         Timothy V. Bechtold

/s/ Maureen A. Buckley                  /s/ Rodney P. Burwell
-----------------------                 ------------------------
    Maureen A. Buckley                      Rodney P. Burwell

/s/ Robert R. Grew                      /s/ Carol A. Holton
-----------------------                 ----------------------
    Robert R. Grew                          Carol A. Holton

/s/ Jean B. Keffler                     /s/ Eric L. Marhoun
-----------------------                 --------------------
    Jean B. Keffeler                        Eric L. Marhoun

/s/ Thomas R. McBurney                  /s/ Jeryl A. Millner
-----------------------                 ------------------------
    Thomas R. McBurney                      Jeryl A. Millner

/s/ Thomas V. Nicolosi                  /s/ Stephen P. Norman
-----------------------                 ------------------------
    Thomas V. Nicolosi                      Stephen P. Norman

/s/ Richard M. Starr
-----------------------
    Richard M. Starr

/s/
-----------------------
    Michael R. Woodward